SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549




                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934




                               Date of Report (Date of
                     Earliest Event Reported) - February 16, 1995
                                                -----------------


                                    COMPUMED, INC.
                                    --------------
                (Exact name of registrant as specified in its charter)



               Delaware              0-14210            95-2860434
           ---------------         -----------         ------------
          (State or other          (Commission         (IRS Employer
          jurisdiction of          File Number)        Identification No.)
          Incorporation)


          1230 Rosecrans Avenue, Suite 1000
          Manhattan Beach, California                             90266
          ---------------------------------                      ----------
          (Address of principal executive offices)               (zip code)



          Registrant's telephone number,
          including area code - (310) 643-5106

          ITEM 5.  OTHER EVENTS

                    On February 16, 1995, CompuMed, Inc. (the "Registrant")

          announced the creation of a new venture with Aerotel, Ltd.

          ("Aerotel") and its exclusive U.S. marketing agent Jacob Meller

          ("Meller") for the development of new products in the cardiac telemedicine area.  Under the terms of an Assignment of Exclusive

          Marketing Rights, dated February 16, 1995, between the Registrant and Meller (the "Agreement"), the Registrant received U.S.

          marketing rights to ambulatory cardiac monitoring products and computer software and technical support from Aerotel and Meller received 400,000 shares of the Registrant's common stock.  In addition, if certain conditions are met, Meller will receive warrants to purchase 150,000 shares of the Registrant's common stock and certain key members of the sales and marketing team will receive warrants to purchase up to an aggregate of 650,000 shares of the Registrant's common stock.  The press release issued in conjunction with the formation of this joint venture is included as Exhibits 99(a).

                    On March 10, 1995, the Registrant announced that it had

          completed a private placement (the "Private Placement"), pursuant to Regulation S of the Securities Act of 1933, as amended, of

          571,427 shares of the Registrant's common stock.  The gross proceeds for the private placement totaled $400,000.  The press release issued in conjunction with the Private Placement is included as Exhibit 99(b).

          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.

                         Exhibit
                         Number                                       Page
                         -------                                      ----


                         99(a).    Press Release,
                                   dated February 16, 1995.

                         99(b).    Press Release,
                                   dated March 10, 1995.

          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





          Date:     August 1, 1995                COMPUMED, INC.
                                                  --------------
                                                  (Registrant)



                                   /s/ Rod N. Raynovich
                                   -------------------------------------
                                   Rod N. Raynovich
                                   President and Chief Executive Officer

                                    EXHIBIT INDEX

          Exhibit                                           Page
          -------                                           ----

          99(a).    Press Release, dated February 16, 1995.

          99(b).    Press Release, dated March 10, 1995.